Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Alpha Architect U.S. Quantitative Value ETF (QVAL)
Alpha Architect International Quantitative Value ETF (IVAL)
Alpha Architect U.S. Quantitative Momentum ETF (QMOM)
Alpha Architect International Quantitative Momentum ETF (IMOM)
Alpha Architect Value Momentum Trend ETF (VMOT)
(each, a “Fund” and together, the “Funds”)
(each a series of EA Series Trust)

Listed on The Nasdaq Stock Market, LLC

December 8, 2023

Supplement to the
Statement of Additional Information (“SAI”) dated January 31, 2023, as previously supplemented
The information in this Supplement updates information in, and should be read in conjunction with, the Funds’ SAI.
The sub-sections Order Cut-Off Time and Orders Outside Clearing Process, both included within the section Additional Information Concerning Shares of the SAI, have been updated to the following:
Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Order Cut-Off time for orders to purchase Creation Units for International Quantitative Value ETF and International Quantitative Momentum ETF (the “T-1” Funds”) on the next Business Day must be submitted as a “Future Dated Trade” between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day. The Business Day following the day on which such an order is submitted to purchase Creation Units of such Funds is referred to as the “Order Placement Date.”
The Order Cut-Off Time for orders to purchase Creation Units for U.S. Quantitative Value ETF and U.S. Quantitative Momentum ETF is 4:00 p.m. Eastern time.
The Order Cut-Off Time for orders to purchase Creation Units for Alpha Architect Value Momentum Trend ETF is 3:00 p.m. Eastern time.
Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m., Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m., Eastern time to be effectuated based on a Fund’s NAV on that Business Day.
In all cases, cash and securities should be transferred to a Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component and applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Except due to a foreign holiday, the delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to a Fund for any losses resulting therefrom.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.
While, as stated above, Creation Units are generally delivered the following Business Day, and generally no later than the second Business Day following the day on which the order is deemed received by the Distributor, except due to foreign holidays, the Alpha Architect International Quantitative Value ETF, Alpha Architect International Quantitative Momentum ETF, and Alpha Architect Value Momentum Trend ETF may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

If you have any questions, please call (215) 882-9983.
Please retain this Supplement with your SAI for future reference.

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